Net Income (Loss) Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Net Loss Per Share	Net Income (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	$	$	$	$
Net income (loss) attributable to the shareholders of Teekay Corporation – basic and diluted	21,723	(39,485)	(28,082)	(123,742)
Weighted average number of common shares	101,107,362	100,783,496	100,997,456	100,652,685
Dilutive effect of stock-based compensation	89,021	—	—	—
Common stock and common stock equivalents	101,196,383	100,783,496	100,997,456	100,652,685
Income (loss) per common share:
- Basic	0.21	(0.39)	(0.28)	(1.23)
- Diluted	0.21	(0.39)	(0.28)	(1.23)

The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the three and six months ended June 30, 2020, the number of Common Stock from stock-based awards and the conversion feature on the Convertible Notes that had an anti-dilutive effect on the calculation of diluted earnings per common share were 6.0 million (three and six months ended June 30, 2019 – 6.1 million). In periods where a loss attributable to shareholders of Teekay has been incurred, all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.